Fees Summary	Aug. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 12,658,500.00
Previously Paid Amount	0.00
Total Fee Amount	1,938.01
Total Offset Amount	0.00
Net Fee	$ 1,938.01